UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2005

                              PROGINET CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                    000-30151                   11-3264929
----------------------------   ------------------------         -------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)         (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


       200 GARDEN CITY PLAZA, GARDEN CITY, NEW YORK                  11530
   -------------------------------------------------------       -------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (516) 535-3600
         -------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 3, 2005, various accredited investors ("Investors") purchased from Proginet Corporation an aggregate of 1,055,555 shares of Proginet common stock, $0.001 par value per share, at a price of $0.90 per share, for a total of $950,000 in proceeds, in a private placement pursuant to the terms of Subscription Agreements ("Agreements").

         In these Agreements, Proginet has agreed to register for resale the shares of common stock issued to the Investors. The registration statement must be filed with the Securities and Exchange Commission by February 28, 2005 and declared effective no later than 90 days after February 28, 2005. If Proginet fails to meet these registration obligations or to maintain the effectiveness of the registration statement as required under the terms of the Agreements, then Proginet will be obligated to make certain cash liquidated damage payments to the Investors.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01 of this Form 8-K, Proginet issued shares of common stock in connection with a private placement of its common stock on January 3, 2005. The disclosures in Item 1.01 are incorporated herein by reference.

         Exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") for the transaction described above is claimed under Section 4(2) of the Securities Act of 1933, and Rule 506 promulgated thereunder, on the basis that such transaction did not involve any public offering and the purchasers were accredited investors as defined in Regulation D promulgated under the Act. Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

         --------------- -------------------------------------------------------
         Exhibit Number  Description
         --------------- -------------------------------------------------------
         10.1 Form of Subscription Agreement between Proginet Corporation and the Investors
         --------------- -------------------------------------------------------
         99.1            Press Release dated January 6, 2005
         --------------- -------------------------------------------------------



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

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROGINET CORPORATION
                                        (Registrant)

  Date:  JANUARY 6, 2005                By:
                                               /s/  Kevin M. Kelly
                                               --------------------------------
                                        Name:  Kevin M. Kelly
                                        Title: President/Chief Executive Officer


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

                                  EXHIBIT INDEX

  EXHIBIT NO.              DESCRIPTION
  -----------              -----------

      10.1 Form of Subscription Agreement between Proginet Corporation and the Investors
      99.1                 Press Release Dated January 6, 2005


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